                                                                   EXHIBIT 10.52


Michigan Electric Transmission Company, LLC
FERC Electric Rate Schedule No. 2
EXECUTION COPY

                 Amendment and Restatement of the April 1, 2001

                               OPERATING AGREEMENT

                                 BY AND BETWEEN

                     MICHIGAN ELECTRIC TRANSMISSION COMPANY

                                       AND

                            CONSUMERS ENERGY COMPANY

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 1
FERC Electric Rate Schedule No. 2
EXECUTION COPY

                 Amendment and Restatement of the April 1, 2001
                               OPERATING AGREEMENT
                                 BY AND BETWEEN
                     MICHIGAN ELECTRIC TRANSMISSION COMPANY
                                       AND
                            CONSUMERS ENERGY COMPANY

     This Amendment and Restatement of the April 1, 2001 Operating Agreement (the "Agreement") is made and entered into as of April 29, 2002 by and between Michigan Electric Transmission Company ("MICHIGAN TRANSCO"), a Michigan corporation, having its principal place of business at 540 Avis Drive, Suite H, Ann Arbor, Michigan 48108, and Consumers Energy Company ("CONSUMERS"), a Michigan corporation, having its principal place of business at 212 W Michigan Avenue, Jackson, Michigan 49201. (Michigan Transco and Consumers may be referred to individually as "PARTY" or collectively as the "PARTIES"). This Agreement amends, restates and replaces the April 1, 2001 Operating Agreement between the Parties, effective on the date indicated above.

     WHEREAS, Michigan Transco desires to engage in the transmission of electric energy in interstate commerce and to exercise operational authority over the Transmission System for the purpose of providing open access, non-discriminatory transmission service to Consumers and all other eligible customers;

     WHEREAS, Michigan Transco also desires to provide open access, non-discriminatory transmission service over certain facilities owned and operated by Consumers with voltage ratings below 120 kV ("DISTRIBUTION FACILITIES") that are used to serve certain wholesale customers and credit all charges collected therefrom to Consumers; and

     NOW THEREFORE, in consideration of the mutual agreements and commitments contained herein, Michigan Transco and Consumers agree as follows:

                             ARTICLE 1. DEFINITIONS

     1.1 The following terms shall have the meanings set forth below. Any term used in this Agreement that is not defined herein shall have the meaning customarily attributed to such term within the electric utility industry.

     "AGREEMENT" means this Operating Agreement By and Between Michigan Transco and Consumers Energy Company, as it may be amended from time to time.

     "CONTROL AREA" means an electrical system bounded by interconnection metering and telemetry. Generation within the Control Area is directed to operate in a manner prescribed by guidelines established by ECAR and NERC and in accordance with Good Utility Practice to (a) maintain scheduled interchange with other Control Areas, (b) maintain the operating frequency and (c) provide sufficient generating capacity to maintain operating reserves.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 2
FERC Electric Rate Schedule No. 2
EXECUTION COPY

     "CONTROL AREA OPERATOR" means the person(s) and/or entity(ies) responsible for exercising operational control over the Transmission System.

     "ECAR" means the East Central Area Reliability council, its successors and assigns.

     "FERC" means the Federal Energy Regulatory Commission or the successor thereto.

     "GENERATION RESOURCES" means the facilities used for the production of electric energy, which are owned and operated by Consumers and located within Michigan Transco's Control Area available to meet the capacity and energy needs of Consumers.

     "GOOD UTILITY PRACTICE" means any of the practices, methods, or acts engaged in or approved by a significant portion of the electric utility industry with respect to similar facilities during the relevant time period which, in each case, in the exercise of reasonable judgment in light of the facts known or that should have been known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety, law, regulation, environmental protection, and expedition. Good Utility Practice are not intended to be limited to the optimum practices, methods, or acts to the exclusion of all others, but rather to delineate the acceptable practices, methods, or acts generally accepted in the region.

     "MICHIGAN TRANSCO TRANSMISSION TARIFFS" means either the Open Access Transmission Tariff or the Joint Open Access Transmission Tariff in which Michigan Transco provides or will provide open access, non-discriminatory transmission service, as amended from time to time, or any successor tariff on file, or to be filed, with the FERC, as such may be amended from time to time.

     "OASIS STANDARDS OF CONDUCT" means the rules and regulations promulgated by the FERC, 18 C.F.R. Part 37 (1999), as amended from time to time, requiring the implementation of Standards of Conduct governing the transfer of information and communications between public utilities' wholesale merchant and transmission system operation functions, and that of their affiliates.

     "REGULATORY AUTHORITY" means any federal, state, local, or other governmental, regulatory, or administrative agency having jurisdiction over the subject matter of this Agreement.

     "TRANSMISSION CUSTOMER" means a transmission customer taking service under the Michigan Transco Transmission Tariffs, any entity that is a party to a transaction under the Michigan Transco Transmission Tariffs, including Consumers, or any entity on whose behalf Michigan Transco is providing transmission service.

     "TRANSMISSION SYSTEM" means transmission assets owned and operated by Michigan Transco.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 3
FERC Electric Rate Schedule No. 2
EXECUTION COPY

                         ARTICLE 2. TERM AND TERMINATION

     2.1 This Agreement shall become effective when signed by the Parties. Parties' corresponding obligations as set forth herein shall begin at 12:01 a.m.
(EPT) on April 29, 2002 ("EFFECTIVE DATE"). The expiration date of this Agreement shall coincide with Article 2, Term, of the Easement Agreement.

     2.2 Any obligations incurred by the Parties under this Agreement to make payments due, remit costs, or complete construction of designated facilities, as agreed to prior to the termination hereof, shall survive the termination of this Agreement.

                                   ARTICLE 3.
                   OBLIGATIONS, RIGHTS AND RESPONSIBILITIES OF
                     MICHIGAN ELECTRIC TRANSMISSION COMPANY

     3.1 Operation of Transmission System. Pursuant to the terms of this Agreement, Michigan Transco shall be responsible for operating the Transmission System in order to provide all Transmission Customers with safe, efficient, reliable, and non-discriminatory transmission service pursuant to terms and conditions set forth in the Michigan Transco Transmission Tariffs. As more fully set forth in the Operating Protocols attached hereto as Appendix 1, such operation shall be in accordance with Good Utility Practice and shall conform to the applicable reliability requirements of NERC, ECAR or other regional reliability councils, or any successor organizations, and all applicable requirements of federal or state laws or Regulatory Authorities. As further detailed in Appendix 1, Michigan Transco shall assume the following operational responsibilities from Consumers:

          3.1.1 Administration and Maintenance of Michigan Transco Transmission Tariffs. Michigan Transco shall be responsible for administering the Michigan Transco Transmission Tariffs and for providing open access, non-discriminatory transmission service to all Transmission Customers taking service under such tariff and for maintaining the Michigan Transco Transmission Tariffs on file with the FERC.

          3.1.2 Review and Approval of Requests for Transmission Service Under the Michigan Transco Transmission Tariffs. Michigan Transco shall be responsible for reviewing and approving, as appropriate, all requests for open access, non-discriminatory transmission service under the Michigan Transco Transmission Tariffs.

          3.1.3 Determination of Available Transmission Capacity. Michigan Transco shall be responsible for calculating available transmission capacity ("ATC") for the Transmission System in accordance with the terms and conditions set forth in the Michigan Transco Transmission Tariffs.

          3.1.4 Provision of Ancillary Services. Michigan Transco shall be responsible for offering ancillary services, as required by the rules and regulations of the FERC, to all Transmission Customers taking service under the Michigan Transco Transmission Tariffs.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 4
FERC Electric Rate Schedule No. 2
EXECUTION COPY

Michigan Transco shall procure ancillary services on a non-preferential and competitive basis from Consumers and from any third-party suppliers of such services at FERC-approved rates.

          3.1.5 Administration of Open Access Same-Time Information System. Michigan Transco shall assume responsibility for operating the open access same-time information system ("OASIS") for the Transmission System.

          3.1.6 Maintenance and Operation Services. Michigan Transco shall be responsible for maintenance and operation of the Transmission System and may employ persons and enter into agreements as necessary to perform these services. Michigan Transco may contract with Consumers to perform these services. Pursuant to the terms of a separate services agreement, Consumers agrees to perform maintenance and operation services for Michigan Transco, in accordance with Good Utility Practice.

          3.1.7 Coordination of Maintenance Schedules. Michigan Transco shall be responsible for establishing a maintenance schedule for all Transmission Assets making up the Transmission System. Michigan Transco shall coordinate with Consumers, as appropriate, both the scheduling of maintenance on all Generation Resources connected to the Transmission System and the scheduling of maintenance on Transmission Assets that could affect the operation of any Generation Resources.

          3.1.8 Maintenance of Transmission System Security. Michigan Transco shall be responsible for maintaining the security of the Transmission System and shall monitor and coordinate voltage levels with neighboring control areas.

          3.1.9 Construction of New Transmission Assets. Michigan Transco shall be responsible for the construction of new Transmission Assets where necessary or desirable to provide transmission service over the Transmission System, or in response to requests for transmission service under the Michigan Transco Transmission Tariffs. Upon request from Consumers, Michigan Transco shall construct necessary connection facilities to permit the interconnection of the Transmission System with new Distribution Facilities constructed by Consumers. Michigan Transco shall be responsible for acquiring all land, licenses, or rights-or-way necessary for such construction. At Michigan Transco's expense, Consumers shall use its eminent domain rights to the extent it legally can and may, within the exercise of good business practice, to assist Michigan Transco in the acquisition of land, licenses, or rights of way necessary for the construction of new Transmission Assets. Michigan Transco may, in its reasonable business judgment, contract with Consumers for design, construction, and related real estate services. Pursuant to the terms of separate design, construction, and real estate services agreements, Consumers agrees to design and construct all new Transmission Assets for Michigan Transco as well as provide real estate services.

          3.1.10 Access to Transmission System. During reasonable business hours and under reasonable conditions, Michigan Transco shall, upon request, allow a duly-authorized representative(s) of Consumers such access to the Transmission System as is necessary for Consumers to perform its obligations under this Agreement or to comply with the requirements

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 5
FERC Electric Rate Schedule No. 2
EXECUTION COPY

of Regulatory Authorities. Any such access provided pursuant to this Section
3.1.10 shall be subject to the relevant rules and regulations set forth in the OASIS Standards of Conduct.

          3.1.11 Providing Information to Consumers. Michigan Transco shall provide such information to Consumers as is necessary for Consumers to perform the obligations set forth in Article IV of this Agreement or any Grandfathered Agreement, or to comply with the requirements of any Regulatory Authority. All such information provided by Michigan Transco shall be submitted in accordance with the relevant rules and regulations set forth in the OASIS Standards of Conduct. Information identified as "confidential" shall be treated as confidential to the extent permitted by law. Any information provided pursuant to this Section 3.1.11 shall be subject to the relevant rules and regulations set forth in the OASIS Standards of Conduct.

          3.1.12 Inspection and Auditing of Records. During reasonable business hours and under reasonable conditions, Michigan Transco shall, upon request, grant a duly-authorized representative(s) of Consumers and/or Regulatory Authorities such access to Michigan Transco's books and records as is necessary to verify compliance by Michigan Transco under this Agreement, and to audit and verify transactions under this Agreement. Michigan Transco shall also comply with all applicable reporting requirements of Regulatory Authorities having jurisdiction over Michigan Transco with respect to the business aspects of its operations, and shall maintain such accounting records and metering data as is necessary to perform its obligations under this Agreement. The inspection and auditing of Michigan Transco's books and records pursuant to this Section 3.1.12 shall be subject to the relevant rules and regulations of the OASIS Standards of Conduct.

     3.2 Provision of Transmission Service over Distribution Facilities by Michigan Transco. Michigan Transco shall provide open access, non-discriminatory transmission service to certain wholesale customers over the Distribution Facilities, as defined herein, pursuant to the terms of the Michigan Transco Transmission Tariffs and shall credit all charges associated with the provision of such services over the Distribution Facilities to Consumers.

     3.3 Metering. Consumers and Michigan Transco shall provide communications, metering, and other facilities necessary for the metering and control of the Transmission Assets. Michigan Transco shall be responsible for any expenses it incurs for the installation, operation, and maintenance of Transmission Assets or the Transmission System.

     3.4 Obligations as Control Area Operator. As of April 1, 2001, Michigan Transco shall administer and perform the duties, as defined in this Section 3.4, of Control Area Operator for the Transmission System and, at a minimum, shall be obligated to:

          3.4.1 match, at all times, the power supply located within the Control Area and power purchased from or sold to entities located outside of the Control Area with the load located within the Control Area;

          3.4.2 maintain scheduled interchange with other Control Areas directly connected with the Transmission System within the limits of Good Utility Practice;

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 6
FERC Electric Rate Schedule No. 2
EXECUTION COPY

          3.4.3 maintain system frequency within reasonable limits in accordance with Good Utility Practice;

          3.4.4 procure from Consumers, or from other third-party entities, a sufficient amount of ancillary services, as necessary, to maintain the operating reserve requirement for the Consumers portion of the Control Area in accordance with Good Utility Practice;

          3.4.5 provide operational and transaction data as necessary through the ECAR OASIS or other OASIS facilities performing these functions on behalf of the Control Area Operator.

     3.5 Grandfathered Transmission Agreements. Where Consumers is obligated to provide transmission under agreements or tariffs which were executed or effective prior to July 9, 1996 ("GRANDFATHERED AGREEMENTS"), Michigan Transco and Consumers will execute a Network Integration Transmission Service ("NITS") agreement under the Michigan Transco Transmission Tariffs to ensure that Consumers' obligation to provide transmission service under the Grandfathered Agreements is satisfied. Consumers will continue to bill customers served pursuant to the Grandfathered Agreements in accordance with the rates, terms and conditions set forth therein.

     3.6 Performance of Regulatory Obligations. Michigan Transco shall comply with transmission operation and planning obligations of Consumers imposed by federal or state laws or Regulatory Authorities, as of the effective date of this Agreement, which can no longer be performed solely by Consumers following transfer of ownership and control of their Transmission Facilities to Michigan Transco, until such time as such obligations are changed or revised to relieve Consumers or Michigan Transco in whole or in part of such obligations.

                                   ARTICLE 4.
                    OBLIGATIONS, RIGHTS AND RESPONSIBILITIES
                           OF CONSUMERS ENERGY COMPANY

     4.1 Duty to Cooperate with Michigan Transco. Consumers shall, to the greatest extent practicable, cooperate with Michigan Transco as Michigan Transco performs its duties as Control Area Operator, including providing reactive supply and voltage control from generation sources or other ancillary services and reducing load, when reasonably requested by Michigan Transco, in accordance with the terms and conditions of the Michigan Transco Transmission Tariffs and Good Utility Practice. Consumers shall not operate its Generation Resources or Distribution Facilities in a manner which unduly interferes with the provision of transmission service by Michigan Transco.

     4.2 Construction of New Distribution Facilities. Consumers shall, at the request of Michigan Transco, plan and construct such Distribution Facilities necessary to provide adequate and reliable transmission service to wholesale customers served over the Distribution Facilities.

          4.2.1 Consumers shall obtain all required authorizations, permits, licenses, or other regulatory approvals, including without limitation, siting and environmental requirements

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 7
FERC Electric Rate Schedule No. 2
EXECUTION COPY

as may be imposed by state, local, and federal laws and regulations, for all facilities constructed by Consumers. Construction of new facilities shall be performed in accordance with Good Utility Practice, industry standards, and any requirements of Regulatory Authorities.

     4.3 Access to Distribution Facilities. During reasonable business hours and under reasonable conditions, Consumers shall, upon request, allow a duly-authorized representative(s) of Michigan Transco access to the Distribution Facilities as is necessary for Michigan Transco to perform its obligations under this Agreement, the Michigan Transco Transmission Tariffs, and any service agreements thereunder, or to comply with the requirements of Regulatory Authorities. Any such access provided pursuant to this Section 4.3 shall be subject to the relevant rules and regulations set forth in the OASIS Standards of Conduct.

     4.4 Providing Information to Michigan Transco. Consumers shall provide such information to Michigan Transco as is necessary for Michigan Transco to perform its obligations under this Agreement, the Michigan Transco Transmission Tariffs, and any transmission service agreements thereunder, or to comply with the requirements of Regulatory Authorities. Any such information provided pursuant to this Section 4.4 shall be subject to the relevant rules and regulations established pursuant to the OASIS Standards of Conduct.

     4.5 Inspection and Auditing of Records. During reasonable business hours and under reasonable conditions, Consumers shall, upon request, allow a duly-authorized representative(s) of Michigan Transco such access to books and records as is necessary for Michigan Transco to perform its obligations under this Agreement, the Michigan Transco Transmission Tariffs, and any service agreements thereunder, or to comply with the requirements of Regulatory Authorities, for purposes of auditing and verifying transactions under this Agreement. Consumers shall comply with all applicable reporting requirements of Regulatory Authorities having jurisdiction over Consumers with respect to the business aspects of its operations and shall maintain such accounting records and metering data as is necessary to perform its obligations under this Agreement. Any such inspection and auditing of Consumers' books and records conducted by Michigan Transco pursuant to this Section 4.5 shall be subject to the relevant rules and regulations set forth in the OASIS Standards of Conduct.

     4.6 Dispatch and Scheduling Decisions. Notwithstanding any other provision of this Agreement, Consumers shall be solely responsible for determining and implementing dispatch and scheduling decisions [other than redispatch under the Tariffs and that certain "Lake Erie Emergency Redispatch Agreement", as filed with FERC on July 28, 2000 ("LEER")] with respect to its resources to meet its supply obligations. Consumers shall also be responsible for dispatching its resources to self-provide Ancillary Services for its own load. Consumers shall also be responsible for dispatching its resources to provide Ancillary Services and other services to (a) to third parties that purchase such services from Consumers and (b) Michigan Transco which purchases such services from Consumers for resale to Transmission Customers.

                        ARTICLE 5. ASSIGNMENT OF REVENUES

     Transmission revenues from all Grandfathered Agreements will be billed and collected by Consumers. Michigan Transco will bill and collect all revenues for open access transmission

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 8
FERC Electric Rate Schedule No. 2
EXECUTION COPY

service agreements assigned by Consumers to Michigan Transco. The revenues billed, collected, and received pursuant to open access transmission service provided pursuant to the terms and conditions of the Michigan Transco Transmission Tariffs shall be retained by Michigan Transco. Michigan Transco shall credit to Consumers those charges billed and collected for the use of the Distribution Facilities by wholesale customers taking transmission service under Michigan Transco Transmission Tariffs. Michigan Transco shall also use its best efforts to collect (to the extent allowed by FERC policy) from wholesale customers taking transmission service under Michigan Transco Transmission Tariffs for costs of Distribution Facilities constructed by Consumers pursuant to Section 4.2 hereof, and shall credit to Consumers any collections therefor.

                                   ARTICLE 6.
                    OBLIGATIONS, RIGHTS AND RESPONSIBILITIES
                         OF THE ADMINISTRATIVE COMMITTEE

     6.1 Creation of Administrative Committee. The Parties hereto shall create an Administrative Committee which shall consist of two members designated by each party; provided however, that any third-party transferring ownership and/or control over its FERC-jurisdictional transmission facilities to Michigan Transco shall be granted the opportunity to designate two representatives to the Administrative Committee.

     6.2 Meeting Dates. The Administrative Committee shall hold such meetings at such times designated by the Committee, but at least once per calendar year. Meetings of the Administrative Committee may also be held at any time upon the request of a member of the Administrative Committee. Minutes of the Administrative Committee meeting shall be prepared and maintained.

     6.3 Decisions. All decisions of the Administrative Committee shall be made by unanimous vote of the members present or voting by proxy at the meeting at which the vote is taken.

     6.4 Duties. The Administrative Committee shall have the following duties, unless such duties are otherwise assigned by a vote of the Administrative Committee to Michigan Transco or Consumers, in which case the so-assigned party shall perform such duties. The Administrative Committee shall:

          6.4.1 Consider any matters in connection with the administration of this agreement as may, from time-to-time, arise.

          6.4.2 Review and recommend additional duties and responsibilities for Michigan Transco or Consumers consistent with FERC Order Nos. 888, 889 and 2000.

          6.4.3 Establish an Operating Committee and a Planning Committee and other committees as necessary for the purpose of carrying out the day-to-day administration of this Agreement including, but not limited to, the coordination of generation and maintenance schedules, operating reserve monitoring, transmission/distribution activity coordination, and

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 9
FERC Electric Rate Schedule No. 2
EXECUTION COPY

transmission/distribution systems planning coordination. The specific duties of the committees shall be set forth in related agreements between the parties.

          6.4.4 Provide coordination of other matters not specifically provided herein which the Parties agree are necessary to operate the Transmission System reliably and economically.

     6.5 Committee Expenses. Each Party shall pay the expenses of its representative to the Administrative Committee.

                            ARTICLE 7. FORCE MAJEURE

     7.1 Force Majeure. A Party shall not be considered to be in default or breach of this Agreement, and shall be excused from performance, or liability for damages to the other Party, to the extent it shall be delayed in or prevented from performing or carrying out any of the obligations or responsibilities of this Agreement because of a Force Majeure Event. "FORCE MAJEURE EVENT" means any occurrence beyond the reasonable control of a Party which causes such Party to be delayed in or prevented from performing or carrying out any of its obligations under this Agreement and which by the exercise of due diligence in accordance with Good Utility Practice, that Party is unable to prevent, avoid, mitigate, or overcome, including any of the following: any act of God, labor disturbance, act of the public enemy, war, insurrection, riot, fire, storm or flood, ice, explosion, breakage or accident to machinery or equipment, order, regulation or restriction imposed by governmental military or lawfully established civilian authorities, provided that a Force Majeure Event shall not include lack of finances or change in market conditions, and provided further that any failure by Michigan Transco to obtain services for the Transmission System due to the failure of any supplier or subcontractor of Michigan Transco to perform any obligation to Michigan Transco (including Consumers as maintenance supplier) shall not constitute a Force Majeure Event hereunder unless such subcontractor or supplier is unable to perform for reasons that would constitute a "Force Majeure Event" hereunder.

     7.2 Procedure. Any Party claiming that a Force Majeure Event has occurred shall (i) provide prompt written notice of such Force Majeure Event to the other Party giving a detailed written explanation of the event and an estimate of its expected duration and probable effect on the performance of that Party's obligations hereunder; and (ii) use commercially reasonable efforts in accordance with Good Utility Practice to mitigate the effect of the Force Majeure Event on the other Party, except that settlement of any labor dispute shall be in the sole judgment of the affected Party.

                               ARTICLE 8. DEFAULT

     Unless excused by a Force Majeure Event, or the other Party's Event of Default, each of the following events shall be deemed to be an "EVENT OF DEFAULT" hereunder: failure of either Party, in a material respect, to comply with, observe, or perform any covenant, warranty, or obligation under this Agreement, without limitation, and such failure is not cured or rectified within thirty (30) days after receipt of written notice of such failure from the other Party or such

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 10
FERC Electric Rate Schedule No. 2
EXECUTION COPY

longer period as may be reasonably required, provided that the defaulting Party diligently attempts to cure the Event of Default.

                               ARTICLE 9. DISPUTES

     Any disagreement between Michigan Transco and Consumers as to their rights and obligations under this Agreement shall first be addressed by the Parties. If representatives of the Parties are unable in good faith to satisfactorily resolve their disagreement, the Parties shall refer the matter to their respective senior management. If, after using their best efforts to try to resolve the dispute, senior management cannot resolve the dispute in thirty (30) days, either Party may exercise any right or remedy available pursuant to this Agreement.

                   ARTICLE 10. REPRESENTATIONS AND WARRANTIES

     10.1 Michigan Transco. Michigan Transco represents and warrants to Consumers as follows:

          10.1.1 Organization. Michigan Transco is a corporation duly organized, validly existing, and in good standing under the laws of the State of Michigan and Michigan Transco has the requisite corporate power and authority to carry on its business as now being conducted.

          10.1.2 Authority Relative to this Agreement. Michigan Transco has the requisite power and authority to execute and deliver this Agreement and, subject to the procurement of applicable regulatory approvals, to carry out the actions required of it by this Agreement. The execution and delivery of this Agreement and the actions it contemplates have been duly and validly authorized by all required corporate action. The Agreement has been duly and validly executed and delivered by Michigan Transco and constitutes a valid and binding Agreement of Michigan Transco.

          10.1.3 Regulatory Approval. Michigan Transco has obtained or will obtain by the Closing Date any and all approvals of, and given notice to, any public authority that is required for it to execute and deliver this Agreement.

          10.1.4 Compliance With Law. Michigan Transco represents and warrants that it is not in violation of any applicable law, statute, order, rule, or regulation promulgated or judgment entered by any Federal, state, or local governmental authority, which violation would materially affect Michigan Transco's performance of its obligations under this Agreement. Michigan Transco represents and warrants that it will comply in all material respects with all applicable laws, rules, regulations, codes, and standards of all Federal, state, and local governmental agencies having jurisdiction over this Agreement, except to the extent that a failure to so comply would not have a material adverse effect on Michigan Transco's obligations hereunder.

     10.2 Consumers. Consumers represents and warrants to Michigan Transco as follows:

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 11
FERC Electric Rate Schedule No. 2
EXECUTION COPY

          10.2.1 Organization. Consumers is a corporation duly organized, validly existing, and in good standing under the laws of the State of Michigan, and has the requisite power and authority to carry on its business as is now being conducted.

          10.2.2 Authority Relative to this Agreement. Consumers has the requisite power and authority to execute and deliver this Agreement and, subject to the procurement of applicable regulatory approvals, to carry out the actions required of it by this Agreement. The execution and delivery of this Agreement and the actions it contemplates have been duly and validly authorized by all required corporate action. The Agreement has been duly and validly executed and delivered by Consumers and constitutes a valid and binding Agreement of Consumers.

          10.2.3 Regulatory Approval. Consumers has obtained or will obtain by the Closing Date any and all approvals of, and given notice to, any public authority that is required for it to execute and deliver this Agreement.

          10.2.4 Compliance With Law. Consumers represents and warrants that it is not in violation of any applicable law, statute, order, rule, or regulation promulgated or judgment entered by any Federal, state, or local governmental authority, which violation would materially affect its performance of its obligations under this Agreement. Consumers represents and warrants that it will comply in all material respects with all applicable laws, rules, regulations, codes, and standards of all Federal, state, and local governmental agencies having jurisdiction over this Agreement, except to the extent that a failure so to comply would not have a material adverse effect on its obligations hereunder.

     10.3 Effectiveness. The representations and warranties in Sections 13.1 and
13.2 shall continue in full force and effect for the term of this Agreement.

                                   ARTICLE 11.
                ASSIGNMENT OR OTHER CHANGE IN CORPORATE IDENTITY

     This Agreement and all of the provisions hereof shall be binding upon, and inure to the benefit of the Parties and their respective successors and permitted assigns, but assignment of any right, interest, or obligation under this Agreement may not be made without the other Party's prior written consent, which consent shall not be unreasonably withheld. Assignments to which there is not consent may be voided by the non-assigning Party.

                            ARTICLE 12. MISCELLANEOUS

     12.1 Waiver. Except as otherwise provided in this Agreement, any failure of a Party to comply with any obligation, covenant, agreement, or condition herein may be waived by the Party entitled to the benefit thereof only by a written instrument signed by the Party granting such waiver, but such waiver shall not operate as a waiver of, or estoppel with respect to any subsequent failure of the first Party to comply with such obligation, covenant, agreement, or condition.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 12
FERC Electric Rate Schedule No. 2
EXECUTION COPY

     12.2 Governing Law. This Agreement, and all rights, obligations, and performances of the Parties hereunder, are subject to all applicable Federal and state laws, and to all duly-promulgated orders, and other duly-authorized action of governmental authorities having jurisdiction. When not in conflict with or preempted by Federal law, this Agreement will be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to the conflict of law principles thereof.

     12.3 Severability. If any of the provisions of this Agreement are held to be unenforceable or invalid by any court or Regulatory Authority of competent jurisdiction, the Parties shall, to the extent possible, negotiate an equitable adjustment to the provisions of this Agreement with a view toward effecting the purpose of this Agreement, and the validity and enforceability of the remaining provisions hereof shall not be affected thereby.

     12.4 Amendment. If the applicable provisions relating to the implementation of this Agreement are changed materially from the policies, methods, and procedures contemplated herein, the Parties shall endeavor in good faith to make conforming changes to this Agreement with the intent to fulfill the purposes of this Agreement. Any amendment to this Agreement shall be in writing and signed by both Parties.

     12.5 Further Assurances. The Parties hereto agree to promptly execute and deliver, at the expense of the Party requesting such action, any and all other and further instruments and documents which may be reasonably requested in order to effectuate the transactions contemplated hereby, and shall carry out their obligations under this Agreement.

     12.6 Third Party Agreements. This Agreement, including the appendices to this Agreement, the Michigan Transco Transmission Tariffs, the Service Agreements thereunder, and other agreements referenced herein, shall not be construed, interpreted or applied in such a manner as to cause Consumers to be in breach, anticipatory or otherwise, of any agreement between Consumers and one or more third parties who are not Parties to this Agreement for the joint ownership, operation, or maintenance of any electric facilities covered by this Agreement, or the Michigan Transco Transmission Tariffs. Consumers shall discuss with Michigan Transco any material conflict between such third-party joint agreement and this Agreement, or the Michigan Transco Transmission Tariffs, raised by a third party to such joint agreement, and shall act in good faith to resolve such conflict in accordance with Good Utility Practice.

     12.7 No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the Parties, any rights or remedies under or by reason of this Agreement.

     12.9 Confidentiality. All information regarding a Party (the "DISCLOSING PARTY") that is furnished directly or indirectly to the other Party (the "RECIPIENT") pursuant to this Agreement and marked "Confidential" shall be deemed "CONFIDENTIAL INFORMATION". Notwithstanding the foregoing, Confidential Information does not include information that (i) is rightfully received by Recipient from a third party having an obligation of confidence to the Disclosing Party, (ii) is or becomes in the public domain through no action on Recipient's part in violation of this Agreement, (iii) is already known by Recipient as of the date hereof, or (iv) is developed by

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 13
FERC Electric Rate Schedule No. 2
EXECUTION COPY

Recipient independent of any Confidential Information of the Disclosing Party. Information that is specific as to certain data shall not be deemed to be in the public domain merely because such information is embraced by more general disclosure in the public domain.

          12.9.1 Recipient shall keep all Confidential Information strictly confidential and not disclose any Confidential Information to any third party for a period of two (2) years from the date the Confidential Information was received by Recipient, except as otherwise provided herein.

          12.9.2 Recipient may disclose the Confidential Information to its affiliates and its affiliates' respective directors, officers, employees, consultants, advisors, and agents who need to know the Confidential Information for the purpose of assisting Recipient with respect to its obligations under this Agreement. Recipient shall inform all such parties, in advance, of the confidential nature of the Confidential Information. Recipient shall cause such parties to comply with the requirements of this Agreement and shall be responsible for the actions, uses, and disclosures of all such parties.

          12.9.3 If Recipient becomes legally compelled or required to disclose any of the Confidential Information (including, without limitation, pursuant to the policies, methods, and procedures of the FERC, including the OASIS Standards of Conduct, or other Regulatory Authority), Recipient will provide the Disclosing Party with prompt written notice thereof so that the Disclosing Party may seek a protective order or other appropriate remedy. Recipient will furnish only that portion of the Confidential Information which its counsel considers legally required, and Recipient will cooperate, at the Disclosing Party's expense, with the Disclosing Party's counsel to enable the Disclosing Party to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. It is further agreed that, if, in the absence of a protective order, Recipient is nonetheless required to disclose any Confidential Information, Recipient will furnish only that portion of the Confidential Information which its counsel considers legally required.

     12.10 Survival. The indemnification obligations of each Party under Article 7 shall become effective upon the occurrence of the Closing Date, and, for acts and occurrences prior to expiration, termination, completion, suspension, or cancellation of this Agreement shall continue in full force and effect regardless of whether this Agreement expires, terminates, or is suspended, completed, or canceled. The provisions of Articles 8, 9, and 10 shall survive termination, expiration, cancellation, suspension, or completion of this Agreement.

     12.11 Notices. All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be deemed effective upon receipt when delivered either by hand delivery, cable, telecopy (confirmed in writing), or telex, or by mail (registered or certified, postage prepaid) to the respective Parties as follows:

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 14
FERC Electric Rate Schedule No. 2
EXECUTION COPY

          If to Michigan Transco to:

          Michigan Electric Transmission Company
          540 Avis Drive, Suite H
          Ann Arbor, Michigan 48108
          Attention: Executive Vice President and Chief Operating Officer

          If to Consumers to:

          Consumers Energy Company
          212 W. Michigan Avenue
          Jackson, MI 49201
          Attention: Mr. William E. Garrity, Vice President

     Each Party may change the name and address of its contact person by giving the other Party written notice of the change.

     12.12 Entire Agreement. This Agreement constitutes the entire understanding between the Parties, and supersedes any and all previous understandings, oral or written, which pertain to the subject matter contained herein.

     12.13 Counterparts. This Agreement may be executed in counterparts, all of which will be considered one and the same Agreement and each of which will be deemed an original.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 15
FERC Electric Rate Schedule No. 2
EXECUTION COPY

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date and year first above written.

                                        MICHIGAN ELECTRIC TRANSMISSION COMPANY


                                        By: /s/ Dennis DaPra
                                            ------------------------------------
                                        Name: Dennis DaPra
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        CONSUMERS ENERGY COMPANY


                                        By: /s/ John Russell
                                            ------------------------------------
                                        Name: John Russell
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 16
FERC Electric Rate Schedule No. 2
EXECUTION COPY

                                   Appendix 1

                               Operating Protocols

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 17
FERC Electric Rate Schedule No. 2
EXECUTION COPY

                               OPERATING PROTOCOLS

     Pursuant to and in accordance with the Operating Agreement between Michigan Electric Transmission Company ("MICHIGAN TRANSCO") and Consumers Energy Company ("CONSUMERS") entered into concurrently herewith, the Parties agree to the following Operating Protocols. The Effective Date of this agreement is the same as that described in the Operating Agreement ("Agreement"), and all capitalized terms used herein shall have the same meaning ascribed thereto in the Operating Agreement, unless otherwise indicated.

                                    ARTICLE 1
                         CONTROL OF TRANSMISSION SYSTEM

     1.1 Michigan Control Area Responsibilities. Agreements have been reached with entities responsible for Control Area Operations as defined by the NERC to calculate and operate to a single area control error for Michigan Transco's Transmission System.

     1.2 Michigan Transco Operational Responsibilities. Michigan Transco shall have operational control over the Transmission Assets that comprise the Transmission System. Michigan Transco shall function as Control Area Operator. On April 1, 2001, Consumers transferred operational control to Michigan Transco in a manner consistent with Good Utility Practice.

          1.2.1 Michigan Transco shall periodically review whether the Transmission Assets under its operational control constitute all of the facilities necessary to provide reliable, non-discriminatory transmission service as contemplated under the Operating Agreement and the Michigan Transco Transmission Tariffs.

          1.2.2 Michigan Transco shall, in consultation with Consumers, develop, and revise from time-to-time as appropriate, operating procedures for its exercise of operational control over the Transmission System (hereinafter "Operating Procedures"). The Operating Procedures shall be provided to Consumers and, except to the extent determined necessary for emergency or security reasons, such procedures shall be made available to the public. Michigan Transco shall comply with its Operating Procedures in exercising its operational control over the facilities described above.

          1.2.3 Michigan Transco shall operate the Transmission System in such a way as to preserve the rights of Consumers' existing open access Transmission Customers and transmission customers taking service under Grandfathered Agreements.

          1.2.4 Michigan Transco shall be responsible for coordinating the operation of the Transmission System with Consumers, NERC, ECAR, and any other applicable regional reliability councils. Michigan Transco may join such regional reliability councils as appropriate.

          1.2.5 Michigan Transco shall comply with any transmission operating obligations imposed by federal or state law or Regulatory Authorities which can no longer be

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 18
FERC Electric Rate Schedule No. 2
EXECUTION COPY

performed solely by Consumers following transfer of ownership and operational control of the Transmission System to Michigan Transco, until such obligations are revised or changed.

     1.3 Operational Responsibilities of Consumers. Consumers shall own and maintain its Distribution Facilities in accordance with Good Utility Practice, and shall comply with the reasonable requests of Michigan Transco with respect to such operation and maintenance issued in compliance with these Operating Procedures.

                                    ARTICLE 2
                DETERMINATION OF AVAILABLE TRANSMISSION CAPACITY
                           AND TRANSMISSION SCHEDULING

     2.1 Determination of Available Transmission Capacity. Michigan Transco shall determine the ATC consistent with the terms of the Michigan Transco Transmission Tariffs.

          2.1.1 Michigan Transco shall review all data received from other control areas, independent transmission system operators, regional reliability councils, or other entities that impact ATC calculations.

          2.1.2 Michigan Transco shall share data with other control areas, independent transmission system operators, regional reliability councils, or other entities with whom data must be exchanged, as requested, in order to determine ATC.

          2.1.3 Michigan Transco shall determine the capacity, rating, control settings, and contingency analysis parameters for all Transmission Assets used to calculate ATC.

     2.2 Transmission Service Requests. Michigan Transco shall receive and process all transmission service requests in accordance with the Michigan Transco Transmission Tariffs.

          2.2.1 Michigan Transco shall be responsible for conducting all System Impact Studies associated with a request for transmission service. To the extent that a request for transmission service under the Michigan Transco Transmission Tariffs will or may have an adverse affect on Consumers' ability to safely and reliably serve its transmission customers pursuant to the terms of the Grandfathered Agreements, Michigan Transco shall coordinate its System Impact Study analysis with Consumers as follows:

               2.2.1.1 Michigan Transco shall provide sufficient information to representatives of Consumers to allow them to model load consequences of the requested service on Distribution Facilities.

               2.2.1.2 Michigan Transco shall coordinate with Consumers representatives when processing requests for open access, non-discriminatory transmission service over Distribution Facilities pursuant the terms of the Michigan Transco Transmission Tariffs.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 19
FERC Electric Rate Schedule No. 2
EXECUTION COPY

               2.2.1.3 Michigan Transco shall consult with Consumers with respect to the construction of new Transmission Assets, or the expansion of existing Transmission Assets, which affects or may affect the Distribution Facilities.

               2.2.1.4 Upon completion of any required System Impact Studies, Michigan Transco shall be responsible for making the final determination as to the amount of firm and non-firm transmission capacity that is available under the Michigan Transco Transmission Tariffs and for resolving requests for transmission service in accordance with the terms of the Michigan Transco Transmission Tariffs.

          2.2.2 To the extent that there is not adequate transmission capability to satisfy a transmission request, Michigan Transco shall relieve or facilitate the relief of the transmission constraint consistent with Good Utility Practice and the terms of the Michigan Transco Transmission Tariffs.

          2.2.3 Michigan Transco shall document all requests for transmission under the Michigan Transco Transmission Tariffs, the disposition of such requests, and any supporting data required to support the decision with respect to such requests.

     2.3 Implementation of Transmission Service Transactions. Michigan Transco shall process and implement all requests for transmission service made under the Michigan Transco Transmission Tariffs, as follows:

          2.3.1 Michigan Transco shall schedule and curtail transmission service in accordance with the terms of Michigan Transco Transmission Tariffs.

          2.3.2 Michigan Transco shall, in consultation with Consumers, develop, and from time-to-time amend, as necessary, scheduling protocols ("Scheduling Procedures"). The Scheduling Procedures shall not conflict with the terms of the Michigan Transco Transmission Tariffs or requirements of any applicable Regulatory Authorities. All scheduling shall be performed in accordance with the Scheduling Procedures.

          2.3.3 Michigan Transco shall operate its Control Area to maintain load and supply balance. In so doing, Michigan Transco shall comply with the scheduling instructions issued pursuant to the Scheduling Procedures.

          2.3.4 In performing its scheduling functions, Michigan Transco shall ensure that the Transmission System is operated in compliance with applicable NERC, ECAR or other regional reliability council or successor organizations' reliability requirements, and all other applicable operating reliability criteria.

          2.3.5 Michigan Transco shall perform all inadvertent flow accounting for its control area and shall coordinate the performance of such accounting with other control areas.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 20
FERC Electric Rate Schedule No. 2
EXECUTION COPY

                                    ARTICLE 3
             MICHIGAN TRANSCO'S OBLIGATIONS PURSUANT TO THE MICHIGAN
                          TRANSCO TRANSMISSION TARIFFS

     3.1 Michigan Transco shall be solely responsible for administering the Michigan Transco Transmission Tariffs.

     3.2 Michigan Transco shall negotiate as appropriate to develop reciprocal service, equitable tariff application, compensation principles, and any related arrangements.

     3.3 Michigan Transco shall credit to Consumers those charges billed and collected for the use of the Distribution Facilities by wholesale customers taking transmission service under Michigan Transco Transmission Tariffs.

                                    ARTICLE 4
                       SECURITY OF THE TRANSMISSION SYSTEM

     4.1 Obligations of Michigan Transco to Maintain the Security of the Transmission System. Michigan Transco shall be responsible for the security and reliability of the Transmission System. In addition, Michigan Transco shall be responsible for operating its control area in a secure and reliable manner. As Control Area Operator, Michigan Transco, shall exercise security monitoring and emergency response functions, as described in more detail below.

     4.2 Security Monitoring.

          4.2.1 Michigan Transco shall perform load-flow and stability studies of the Transmission System to identify and address security problems.

          4.2.2 Michigan Transco shall monitor its control area for system security. It shall be responsible for identifying and addressing local security problems.

          4.2.3 Michigan Transco shall exchange necessary security information with other control areas, independent transmission system operators, ECAR, and any other applicable regional reliability councils consistent with NERC (or successor organizations) and regional requirements, and the OASIS Standards of Conduct.

          4.2.4 Consumers shall continuously provide Michigan Transco with all data required to assess the security of the Transmission System consistent with NERC (or successor organizations), ECAR, and any other applicable regional requirements, and OASIS Standards of Conduct.

     4.3 Emergency Response. Michigan Transco shall work with Consumers, other security coordinators, NERC, ECAR, and other applicable regional councils to develop regional security plans and emergency operating procedures.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 21
FERC Electric Rate Schedule No. 2
EXECUTION COPY

          4.3.1 Michigan Transco shall, in coordination with Consumers, other security coordinators, NERC, ECAR, or other applicable regional reliability councils, develop, and from time-to-time update, procedures for responding to emergencies (hereinafter the "Emergency Procedures"). Such Emergency Procedures shall include procedures for responding to specified critical contingencies.

          4.3.2 Michigan Transco shall continuously analyze issues that may require the initiation of emergency response actions. Such analysis may be made at Michigan Transco's initiative, or at the request of Consumers and/or other Transmission Customers, NERC, regional reliability councils, security coordinators, or other system operators. The Emergency Procedures shall be amended to include any changes or additions resulting from such analysis.

          4.3.3 Michigan Transco shall direct the response to any emergency in the Transmission System pursuant to the Emergency Procedures. Consumers and other Transmission Customers shall carry out the required emergency procedures as directed by Michigan Transco. Michigan Transco will alert Consumers and other Transmission Customers to the possibility of load shedding and will provide as much advance notice as possible of the need to shed firm load.

                                    ARTICLE 5
                               ANCILLARY SERVICES

     Pursuant to Section 3.1.4 of the Operating Agreement, Michigan Transco shall be obligated to offer ancillary services, as required by the applicable rules and regulations of the FERC, to all Transmission Customers taking service under the Michigan Transco Transmission Tariffs. Michigan Transco shall procure such ancillary services on a non-preferential and competitive basis from Consumers and from any third-party suppliers of such services at FERC-approved rates.

                                    ARTICLE 6
              TRANSMISSION, DISTRIBUTION AND GENERATION MAINTENANCE

     6.1 Planned Transmission Maintenance. Michigan Transco is responsible for reviewing, establishing, and updating schedules for all planned maintenance of the Transmission System. Michigan Transco shall establish its planned transmission maintenance schedules for a minimum of a rolling one (1) year period, which shall be updated monthly.

          6.1.1 Michigan Transco shall determine if, and to the extent which, such planned transmission maintenance affects transmission service, ATC, ancillary services, the security of the Transmission System, Consumers distribution service and any other relevant effects. This determination shall include appropriate analytical detail. As part of its review process, Michigan Transco shall identify planned transmission maintenance schedules that limit ATC, and opportunities and associated costs for rescheduling planned maintenance to enhance ATC. If Michigan Transco reschedules maintenance at Consumers request,

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 22
FERC Electric Rate Schedule No. 2
EXECUTION COPY

Michigan Transco shall be compensated for additional costs associated with rescheduling such planned maintenance pursuant to procedures jointly agreed to by Consumers and Michigan Transco.

          6.1.2 Michigan Transco will coordinate planned outages of the Transmission System with Consumers. Consumers shall inform Michigan Transco of all customer-owned equipment outages that could impact loading on the Transmission System.

          6.1.3 In developing its transmission maintenance schedule, Michigan Transco will comply with all applicable reliability standards, including, but not limited to, the current maintenance practices of Consumers, will meet Consumers' requirements for access to the Transmission System, and will endeavor to minimize transmission congestion.

     6.2 Unplanned and Emergency Transmission Maintenance. Michigan Transco shall coordinate unplanned transmission maintenance with Consumers to assure that reliability of the Transmission System and Consumers distribution system is maintained. For emergency conditions which are likely to result in significant disruption of service or damage to Generation Resources, the Transmission System or Distribution Facilities, or are likely to endanger life, property, or the environment, Consumers (to the extent responsible for performing said maintenance) shall notify Michigan Transco of such emergency maintenance. Prior approval by Michigan Transco for such emergency transmission maintenance is not required.

     6.3 Generation Maintenance. Consumers shall coordinate the maintenance of Generation Resources with Michigan Transco to the extent such generation maintenance affects the capability or reliability of the Transmission System as follows:

          6.3.1 Consumers shall submit its planned generating unit maintenance schedules to Michigan Transco annually for a two (2) year period, updated to include changes.

          6.3.2 Michigan Transco shall analyze planned generating unit maintenance schedules to determine the effect on Consumers (and other Transmission Customers), ATC, ancillary services, the security of the Transmission System, identification of must-run units, and any other relevant effects. Michigan Transco shall inform Consumers if its generation maintenance schedule is expected to have an impact on the security of the Transmission
System.

          6.3.3 As part of its review process, Michigan Transco shall identify Generation Resource maintenance schedules that limit ATC and shall recommend opportunities for rescheduling planned maintenance to enhance ATC. If Consumers reschedules maintenance at Michigan Transco's request, Consumers shall be compensated for additional costs associated with rescheduling such planned maintenance pursuant to procedures adopted by Michigan Transco, and applied on a non-discriminatory basis to all similarly situated generation owners located within Michigan Transco's Control Area.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 23
FERC Electric Rate Schedule No. 2
EXECUTION COPY

          6.3.4 With respect to all Generating Resources connected to the Transmission System, Michigan Transco will enter into interconnection agreements and, if necessary, must-run agreements which define coordinated operations and such other operating requirements as are necessary to ensure the safe and reliable operation of such Generation Resources with the Transmission System.

     6.4 Unplanned Generation Maintenance. Consumers shall notify Michigan Transco promptly in the event of an unplanned outage of the Generation Resources, including partial forced outages. Consumers will coordinate unplanned generation maintenance with Michigan Transco to ensure that the reliability of the Transmission System is maintained. For emergency conditions which are likely to result in significant disruption of service or damage to Generation Resources, the Transmission System, or Distribution Facilities, or are likely to endanger life, property, or the environment, Consumers shall notify Michigan Transco of the emergency generation maintenance. Prior approval for emergency generation maintenance is not required.

Michigan Electric Transmission          Consumers Energy Company
Company


By:                                     By:
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002